EX-35.3
(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center
New York, NY 10281



RE: Annual Statement as to Compliance

The undersigned, a duly authorized officer of Wells Fargo Bank, National Association ("Wells Fargo"), hereby certifies as follows for the calendar year 2007 or applicable portion thereof (the "Reporting Period"):

(a) a review of Wells Fargo's activities as Master Servicer, Securities Administrator and/or Trustee under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the Reporting Period


March 1, 2008

/s/ Diane Courtney
DIANE COURTNEY
Vice President


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


Schedule A

List of Servicing Agreement(s) and Series


1 Pooling and Servicing Agreement for MLMI 2006-AF1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

2 Pooling and Servicing Agreement for OWNIT MTG ABS 2006-2, Wells Fargo Bank, N.A. as Trustee

3 Sale and Servicing Agreement for MLMI 2005-A9, Wells Fargo Bank, N.A. as Master Servicer

4 Pooling and Servicing Agreement for MLMI 2006-AF2-A, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

5 Pooling and Servicing Agreement for Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

6 Pooling and Servicing Agreement for Merrill Lynch Alternative Note Asset Trust, Series 2007-A3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

7 Pooling and Servicing Agreement for Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

8 Pooling and Servicing Agreement for Merrill Lynch Mortgage Investors Trust Series MLCC 2007-1, Mortgage Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

9 Pooling and Servicing Agreement for Merrill Lynch Alternative Note Asset Trust, Mortgage Pass-Through Certificates, Series 2007-F1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

10 Pooling and Servicing Agreement for Merrill Lynch Alternative Note Asset
   Trust, Series 2007-OAR1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

11 Pooling and Servicing Agreement for Merrill Lynch Mortgage Backed Securities
   Trust, Series 2007-1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

12 Pooling and Servicing Agreement for Merrill Lynch Mortgage Investors Trust
   Series 2006-3, Mortgage Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


13 Pooling and Servicing Agreement for MLMI 2006-A2, Wells Fargo Bank, N.A. as
   Master Servicer and Securities Administrator, as applicable

14 Pooling and Servicing Agreement for MLMI 2006-AF2-B, Wells Fargo Bank, N.A.
   as Master Servicer and Securities Administrator, as applicable

15 Pooling and Servicing Agreement for MLMI 2006-A4, Wells Fargo Bank, N.A. as
   Master Servicer and Securities Administrator, as applicable

16 Pooling and Servicing Agreement for Merrill Lynch Alternative Note Asset
   Trust, Series 2007-A1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

17 Pooling and Servicing Agreement for MLMI 2006-HE1, Wells Fargo Bank, N.A. as
   Trustee

18 Pooling and Servicing Agreement for MLMI 2006-WMC1, Wells Fargo Bank, N.A.
   as Trustee

19 Pooling and Servicing Agreement for MLMI 2006-F1, Wells Fargo Bank, N.A. as
   Trustee

20 Pooling and Servicing Agreement for Merrill Lynch Mortgage Investors Trust
   Series 2006-2, Mortgage Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

21 Pooling and Servicing Agreement for Merrill Lynch Mortgage Investors Trust
   Series 2006-1, Mortgage Pass-Through Certificates, Wells Fargo Bank, N.A. as Trustee

22 Pooling and Servicing Agreement for MLMI 2006-A1, Wells Fargo Bank, N.A. as
   Master Servicer and Securities Administrator, as applicable

23 Pooling and Servicing Agreement for Merrill Lynch Mortgage Investors Trust
   Series 2007-WL1, Mortgage Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

24 Sale and Servicing Agreement for Merrill Lynch Mortgage Backed Securities
   Trust, Series 2007-2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

25 Pooling and Servicing Agreement for Merrill Lynch Mortgage Backed Securities
   Trust, Series 2007-3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

26 Pooling and Servicing Agreement for Merrill Lynch Mortgage investors Trust
   Series MLCC 2007-3, Mortgage Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


27 Pooling and Servicing Agreement for Merrill Lynch Alternative Note Asset
   Trust, Series 2007-OAR5, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

28 Pooling and Servicing Agreement for Merrill Lynch Mortgage Investors Trust
   Series MLCC 2007-2, Mortgage Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

29 Pooling and Servicing Agreement for Merrill Lynch Alternative. Note Asset
   Trust, Series 2007-A2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

30 Pooling and Servicing Agreement for MLMI 2006-A3, Wells Fargo Bank, N.A. as
   Master Servicer and Securities Administrator, as applicable